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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (date of earliest event reported):  April 16, 1996



                                WELLS FARGO & COMPANY
                (Exact name of registrant as specified in its charter)


           Delaware                     1-6214          No. 13-2553920
   (State or other jurisdiction   (Commission File      (IRS Employer
        of incorporation)              Number)        Identification No.)


                420 Montgomery Street, San Francisco, California 94163
                 (Address of principal executive offices)  (Zip Code)


         Registrant's telephone number, including area code:  (415) 477-1000


                                    Not applicable
            (Former name or former address, if changed since last report)

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Item 5:  OTHER EVENTS

         Attached hereto as Exhibit 99 are the Press Releases announcing:

         (1) Wells Fargo & Company's financial results for the quarter ended March 31, 1996. Final financial statements with additional analyses will be filed as part of the Company's Form 10-Q in May 1996.

         (2) The Company's share repurchase program and quarterly common stock dividend.

Item 7:  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              27   Financial Data Schedule

              99   (a)  Copy of the Press Release announcing Wells Fargo &
                        Company's financial results for the quarter ended March
                        31, 1996.

                   (b) Copy of the Press Release announcing Wells Fargo & Company's share repurchase program and quarterly common stock dividend.






                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 16, 1996.



                                       WELLS FARGO & COMPANY



                                       By:  /s/ FRANK A. MOESLEIN
                                           ----------------------------
                                            Frank A. Moeslein
                                            Executive Vice President and
                                            Controller